Q3 Fiscal Year 2017 Financial Highlights

For the quarter ended October 31, 2016

November 22, 2016

Tech Data

Non-GAAP Financial Information

This document includes financial results prepared in accordance with generally accepted accounting principles ("GAAP"). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to sales, income or expense items as adjusted for the impact of changes in foreign currencies (referred to as "constant currency") , sales adjusted for the impact of the exit of certain country operations, non-GAAP selling, general and administrative expenses ("SG&A"), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures

Worldwide

Net Sales

$ in Billions



$6.4
$7.5
$6.0
$6.4
$6.5
40%
36%
40%
42%
40%
60%
64%
60%
58%
60%
Q3 FY16
Q4 FY16
Q1 FY17
Q2 FY17
Q3 FY17
Americas
Europe

	Q3 FY16	Q4 FY16	Q1 FY17	Q2 FY17	Q3 FY17
Reported Y/Y Growth	-5%	2%	1%	-3%	1%
Adjusted Y/Y Growth[1]	5%	11%	2%	-2%	4%

[1] Adjusted for the impact of changes in foreign currencies ; Q3 FY16 through Q1 FY17 adjusted sales growth also excludes sales generated in Chile, Peru and Uruguay due to the Company's exit from those countries.

- Q3 FY17 worldwide reported net sales of $6.5 billion increased 1% year-over-year and increased 2% sequentially.
- On a constant currency basis, Q3 FY17 worldwide net sales increased 4% year-over-year and increased 3% sequentially.

The Americas

Net Sales

$ in Billions



$2.6
$2.7
$2.4
$2.7
$2.6
Q3 FY16
Q4 FY16
Q1 FY17
Q2 FY17
Q3 FY17

	Q3 FY16	Q4 FY16	Q1 FY17	Q2 FY17	Q3 FY17
Reported Y/Y growth	-3%	5%	2%	-3%	2%
Adjusted y/y growth[1]	2%	11%	4%	-2%	2%

[1] Adjusted for the impact of changes in foreign currencies ; Q3 FY16 through Q1 FY17 adjusted sales growth also excludes sales generated in Chile, Peru and Uruguay due to the Company's exit from those countries.

- The Americas Q3 FY17 reported net sales of $2.6 billion increased 2% year-over-year but declined 2% sequentially.
- On a constant currency basis, the Americas' Q3 FY17 net sales increased 2% year-over-year, but declined 2% sequentially.



Europe

Net Sales

$ in Billions


$3.9
$4.8
$3.6
$3.7
$3.9
Q3 FY16
Q4 FY16
Q1 FY17
Q2 FY17
Q3 FY17

	Q3 FY16	Q4 FY16	Q1 FY17	Q2 FY17	Q3 FY17
Reported Y/Y growth	-6%	0%	1%	-4%	1%
Y/Y CC growth[1]	6%	11%	1%	-2%	5%

- Europe's Q3 FY17 reported net sales of $3.9 billion increased 1% year-over-year and increased 5% sequentially.
- On a constant currency basis, Europe's Q3 FY17 net sales increased 5% year-over-year and increased 7% sequentially.

[1] CC: constant currency

Worldwide

Gross Profit and Margin

$ in Millions



$314.8
$354.6
$298.6
$316.5
$315.8
4.90%
4.74%
5.01%
4.98%
4.87%
Q3 FY16
Q4 FY16
Q1 FY17
Q2 FY17
Q3 FY17
Gross Profit
Gross Margin

- Q3 FY17 gross profit was $315.8 million, an increase of $1.0 million compared to the prior-year quarter.
- Q3 FY17 gross profit margin was 4.87%, compared to 4.90% in the prior-year quarter.

Worldwide

SG&A Expenses (Non-GAAP) [(1)] $ in Millions


$243.9
$237.8
$241.1
$238.4
$234.7
3.79%
3.18%
4.04%
3.75%
3.62%
Q3 FY16
Q4 FY16
Q1 FY17
Q2 FY17
Q3 FY17
Non-GAAP SG&A exp
Non-GAAP SG&A %

	Q3 FY16	Q4 FY16	Q1 FY17	Q2 FY17	Q3 FY17
GAAP SG&A exp	$249.8	$244.0	$246.5	$243.8	$240.0
GAAP SG&A %	3.89%	3.26%	4.13%	3.84%	3.70%

- Q3 FY17 non-GAAP SG&A expenses were $234.7 million, a decrease of $9.2 million or 4%, compared to the prior-year quarter.
- Q3 FY17 non-GAAP SG&A as a percentage of net sales was 3.62%, an improvement of 17 basis points over the prior-year quarter.
- Q3 FY17 GAAP depreciation and amortization expense was $13.1 million compared to $14.3 million in the prior–year quarter.

[(1)] Non-GAAP SG&A excludes acquisition-related amortization of intangibles expenses, restatement and remediation related expenses and loss on disposal of subsidiaries. See GAAP to Non-GAAP reconciliation in the appendix.

Worldwide

Operating Income (Non-GAAP) [1] $ in Millions



$116.8
$70.9
$57.6
$78.1
$81.1
1.10%
1.56%
0.97%
1.23%
1.25%
Q3 FY16
Q4 FY16
Q1 FY17
Q2 FY17
Q3 FY17
Non-GAAP Operating Income
Non-GAAP Operating Margin

	Q3 FY16	Q4 FY16	Q1 FY17	Q2 FY17	Q3 FY17
GAAP Operating Inc	$68.1	$145.2	$52.6	$73.4	$62.9
GAAP Operating Mrgn.	1.06%	1.94%	0.88%	1.15%	0.97%

[1] *See the GAAP to Non-GAAP reconciliation in the appendix.*

- Q3 FY17 worldwide non-GAAP operating income was $81.1 million, an increase of $10.2 million or 14%, compared to the prior-year quarter.
- Q3 FY17 worldwide non-GAAP operating margin was 1.25%, an improvement of 15 basis points over the prior-year quarter.
- On a constant currency basis, non-GAAP operating income increased $13 million or 18% year-over-year.

The Americas

Operating Income (Non-GAAP) [(1)(2)] $ in Millions



$36.6
$38.8
$31.4
$38.8
$42.5
1.42%
1.44%
1.32%
1.45%
1.62%
Q3 FY16
Q4 FY16
Q1 FY17
Q2 FY17
Q3 FY17
Non-GAAP Operating Income[(2)]
Non-GAAP Operating Margin[(2)]

	Q3 FY16	Q4 FY16	Q1 FY17	Q2 FY17	Q3 FY17
GAAP Operating Income[(1)]	$38.9	$73.6	$31.3	$41.2	$32.4
GAAP Operating Margin[(1)]	1.51%	2.73%	1.31%	1.54%	1.24%

- The Americas' Q3 FY17 non-GAAP operating income was $42.5 million, an increase of $5.8 million or 16%, compared to the prior-year quarter.
- Q3 FY17 non-GAAP operating margin was 1.62%, an improvement of 20 basis points over the prior-year quarter.

(1) Before stock compensation expense.
(2) See the GAAP to non-GAAP reconciliation in the appendix.

Europe

Operating Income (Non-GAAP) (1)(2) — $ in Millions



$37.9
$81.5
$29.8
$43.1
$42.2
0.98%
1.70%
0.83%
1.17%
1.09%
Q3 FY16
Q4 FY16
Q1 FY17
Q2 FY17
Q3 FY17
Non-GAAP Operating Income(2)
Non-GAAP Operating Margin(2)

	Q3 FY16	Q4 FY16	Q1 FY17	Q2 FY17	Q3 FY17
GAAP Operating Income(1)	$32.8	$75.1	$24.9	$35.9	$34.0
GAAP Operating Margin(1)	0.85%	1.57%	0.70%	0.98%	0.88%

(1) *Before stock compensation expense.*
(2) *See the GAAP to non-GAAP reconciliation in the appendix.*

- Europe's Q3 FY17 non-GAAP operating income was $42.2 million, an increase of $4.3 million or 11%, compared to the prior-year quarter.
- On a constant currency basis, non-GAAP operating income increased $7.1 million or 19% compared to the prior-year quarter.
- Q3 FY17 non-GAAP operating margin was 1.09%, an improvement of 11 basis points over the prior-year quarter.

Worldwide

Net Income and EPS (Non-GAAP) [1] $ in Millions, except EPS



$45.2
$80.9
$37.0
$50.3
$50.9
$1.28
$2.29
$1.05
$1.42
$1.44
Q3 FY16
Q4 FY16
Q1 FY17
Q2 FY17
Q3 FY17
Non-GAAP Net Income
Non-GAAP EPS - diluted

	Q3 FY16	Q4 FY16	Q1 FY17	Q2 FY17	Q3 FY17
GAAP Net Income	$41.9	$96.1	$33.4	$46.4	$36.5
GAAP EPS - diluted	$1.18	$2.72	$0.94	$1.31	$1.03
Weighted Average Shares Outstanding - Diluted	35,397	35,305	35,370	35,378	35,449

[1] *See the GAAP to non-GAAP reconciliation in the appendix.*

- Excluding non-GAAP adjustments, the effective tax rate for Q3 FY17 was 30.6%, compared to 29.8% in the prior-year quarter.
- Non-GAAP net income for Q3 FY17 was $50.9 million, an increase of $5.7 million or 13%, compared to the prior-year quarter.
- Non-GAAP EPS was $1.44, an increase of $0.16 or 13%, compared to the prior-year quarter.
- On a constant currency basis, non-GAAP net income increased $7.6 million or 17% year-over-year.
- On a constant currency basis, non-GAAP EPS improved $0.21 per diluted share or 16% year-over-year.

Worldwide

Cash Metrics

Cash Conversion Cycle

	Q3 FY16	Q4 FY16	Q1 FY17	Q2 FY17	Q3 FY17
Days of Sales Outstanding	41	37	39	39	40
Days of Supply	32	27	34	32	33
Days of Purchases Outstanding	(52)	(44)	(51)	(49)	(51)
Cash Conversion Cycle	**21**	**20**	**22**	**22**	**22**

Cash Flow from Operations

$ in Millions



$276
$27
-$82
-$32
-$91
Q3 FY16
Q4 FY16
Q1 FY17
Q2 FY17
Q3 FY17

- Net cash generated by operations in Q3 FY17 was $27 million.
- The cash balance at the end of Q3 FY17 was $692 million.
- Funds available for use under credit facilities were $912 million at the end of Q3 FY17.

Worldwide

Balance Sheet Highlights

$ in Millions

Debt to Total Capital


16%
15%
15%
15%
15%

	Q3FY16	Q4FY16	Q1FY17	Q2FY17	Q3FY17
Debt	$365	$367	$367	$362	$365
Equity	$1,968	$2,006	$2,135	$2,108	$2,092
Debt to Total Capital ratio	16%	15%	15%	15%	15%

- Q3FY17 accumulated other comprehensive loss, which consists of currency translation, net of applicable taxes, was $70 million
- Capital expenditures were $9 million in Q3 FY17. For FY17, the company expects capital expenditures of approximately $44 million.
- At October 31, 2016, the company had $2.1 billion of equity, and 35.2 million shares outstanding resulting in book value of $59.41 per share.
- The company had $284 million of goodwill and acquired intangibles resulting in tangible book value of $51.35 per share.

Worldwide

Return on Invested Capital[1]


10%
11%
13%
14%
FY14
FY15
FY16
Q3 FY17 (ttm)

- Company's Weighted Average Cost of Capital is approximately 9%[2]

(1) See reconciliation of ROIC calculation in appendix.
(2) Source: Bloomberg, November 16, 2016.

Worldwide

Product Mix

	Products	Q3 FY17 *(TTM)* *(% of total net sales)*
Broadline	Notebooks, Tablets, Desktops, Printers & Supplies Components	48%
Data Center	Industry Standard Servers, Proprietary Servers, Networking, Storage	21%
Software	Virtualization, Cloud, Security, Desktop Applications, Operating Systems, Utilities Software	18%
Mobility	Mobile Phones, Accessories	10%
Consumer Electronics	TVs, Digital Displays, Consumer A/V Devices Network-Attached Consumer Devices	3%
Services		Less than 1%

Total may not foot due to rounding.

Company estimates for the 12-months ended October 31, 2016.

- In Q3 FY17, the following vendors represented 10% or more of consolidated net sales:
  - Apple 20%
  - HP Inc. 13%
  - Cisco 10%

Business Outlook

Q4 Fiscal Year 2017

	Q4 FY17
Net Sales	$7.4 billion - $7.6 billion
Non-GAAP Earnings Per Share	$2.11 - $2.21

Above guidance assumes the following:

- Relatively flat local currency sales growth in both regions
- U.S. dollar to euro exchange rate of $1.09 to €1.00
- Weighted average diluted shares outstanding of 35.5 million
- Tax rate: 27% - 29%

Forward-Looking Statements

Certain statements made in this document are "Forward-Looking Statements" as described in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation's (the "Company") Annual Report on Form 10-K filed March 24, 2016, a copy of which can be obtained from the Company's Investor Relations website at www.techdata.com/investor. A number of important factors, some of which are beyond the Company's control, could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements. Forward-looking statements reflect management's analysis as of the filing date of this presentation. The Company does not undertake to update or revise these statements to reflect subsequent developments.

APPENDIX

GAAP to Non-GAAP Reconciliations

SG&A

Selling, general and administrative ("SG&A")		Three months ended				Three months ended
	October 31, 2015	January 31, 2016	April 30, 2016	July 31, 2016		October 31, 2016
(In thousands)						
Net Sales	$ 6,428,540	$ 7,483,621	$ 5,963,362	$ 6,353,739		$ 6,490,265
GAAP SG&A expenses	$ 249,840	$ 244,026	$ 246,496	$ 243,763		$ 239,952
Acquisition-related amortization of intangibles	(5,671)	(6,184)	(5,445)	(5,408)		(5,243)
Restatement and remediation related expenses	(47)	-	-	-		-
Loss on disposal of subsidiaries	(182)	-	-	-		-
Non-GAAP SG&A expenses	$ 243,940	$ 237,842	$ 241,051	$ 238,355		$ 234,709
GAAP SG&A percentage of net sales	3.89%	3.26%	4.13%	3.84%		3.70%
Non- GAAP SG&A percentage of net sales	3.79%	3.18%	4.04%	3.75%		3.62%

Operating Income Q3 FY17

(In thousands)	Three months ended October 31, 2016			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,614,347**	**$ 3,875,918**		**$ 6,490,265**
GAAP operating income[1]	$ 32,414	$ 34,008	$ (3,550)	$ 62,872
Acquisition and integration expenses	9,456	3,559		13,015
Acquisition-related amortization of intangibles	580	4,663		5,243
Total non-GAAP operating income adjustments	$ 10,036	$ 8,222		$ 18,258
Non-GAAP operating income	**$ 42,450**	**$ 42,230**	**$ (3,550)**	**$ 81,130**
GAAP operating margin	**1.24%**	**0.88%**		**0.97%**
Non-GAAP operating margin	**1.62%**	**1.09%**		**1.25%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q2 FY17

(In thousands)	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
	Three months ended July 31, 2016			
Net Sales	**$ 2,674,886**	**$ 3,678,853**		**$ 6,353,739**
GAAP operating income[1]	$ 41,241	$ 35,927	$ (3,813)	$ 73,355
Value added tax assessments	(407)	1,456		1,049
Acquisition and integration expenses	1,046	936		1,982
Acquisition-related amortization of intangibles	580	4,828		5,408
LCD settlements and other, net	(3,699)	-		(3,699)
Total non-GAAP operating income adjustments	$ (2,480)	$ 7,220		$ 4,740
Non-GAAP operating income	**$ 38,761**	**$ 43,147**	**$ (3,813)**	**$ 78,095**
GAAP operating margin	**1.54%**	**0.98%**		**1.15%**
Non-GAAP operating margin	**1.45%**	**1.17%**		**1.23%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q1 FY17

(In thousands)	Three months ended April 30, 2016 Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,388,004**	**$3,575,358**		**$ 5,963,362**
GAAP operating income[1]	$ 31,275	$ 24,940	$ (3,657)	$ 52,558
LCD settlements and other, net	(443)	-		(443)
Acquisition-related amortization of intangibles	580	4,865		5,445
Total non-GAAP operating income adjustments	$ 137	$ 4,865		$ 5,002
Non-GAAP operating income	**$ 31,412**	**$ 29,805**	**$ (3,657)**	**$ 57,560**
GAAP operating margin	**1.31%**	**0.70%**		**0.88%**
Non-GAAP operating margin	**1.32%**	**0.83%**		**0.97%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q4 FY16

(In thousands)	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
	Q4 FY16 - Three months ended January 31, 2016			
Net Sales	**$ 2,699,276**	**$ 4,784,345**		**$ 7,483,621**
GAAP operating income[1]	$ 73,609	$ 75,084	$ (3,491)	$ 145,202
LCD settlements and other, net	(35,346)	-		(35,346)
Value added tax assessments	-	767		767
Acquisition-related amortization of intangibles	582	5,602		6,184
Total non-GAAP operating income adjustments	$ (34,764)	$ 6,369		$ (28,395)
Non-GAAP operating income	**$ 38,845**	**$ 81,453**	**$ (3,491)**	**$ 116,807**
GAAP operating margin	**2.73%**	**1.57%**		**1.94%**
Non-GAAP operating margin	**1.44%**	**1.70%**		**1.56%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q3 FY16

(In thousands)	Three months ended October 31, 2015			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,572,751**	**$ 3,855,789**		**$ 6,428,540**
GAAP operating income[1]	$ 38,857	$ 32,817	$ (3,621)	$ 68,053
Restatement and remediation-related expenses	34	13		47
Loss on disposal of subsidiaries	182	-		182
Acquisition-related amortization of intangibles	583	5,088		5,671
LCD settlements and other, net	(3,049)	-		(3,049)
Total non-GAAP operating income adjustments	(2,250)	5,101		2,851
Non-GAAP operating income	**$ 36,607**	**$ 37,918**	**$ (3,621)**	**$ 70,904**
GAAP operating margin	**1.51%**	**0.85%**		**1.06%**
Non-GAAP operating margin	**1.42%**	**0.98%**		**1.10%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Net Income and EPS

(In thousands, except per share data)	Three months ended, October 31, 2015		January 31, 2016		April 30, 2016		July 31, 2016		October 31, 2016	
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
GAAP Results	**$41,900**	**$1.18**	**$96,147**	**$2.72**	**$33,373**	**$0.94**	**$46,394**	**$1.31**	**$36,506**	**$1.03**
LCD settlements and other, net	(3,049)	(0.08)	(35,346)	(1.00)	(443)	(0.01)	(3,699)	(0.10)	-	-
Value added tax assessments	-	-	767	0.02	-	-	1,386	0.04	-	-
Restatement and remediation related expenses	47	-	-	-	-	-	-	-	-	-
Acquisition and integration expenses	-	-	-	-	-	-	1,982	0.05	13,015	0.37
Loss on disposal of subsidiaries	182	0.01	-	-	-	-	-	-	-	-
Acquisition-related intangible assets amortization expense	5,671	0.16	6,184	0.18	5,445	0.15	5,408	0.15	5,243	0.15
Acquisition-related financing expenses	-	-	-	-	-	-	-	-	3,414	0.10
Income tax effect of the above adjustments	443	0.01	13,151	0.37	(1,333)	(0.03)	(1,178)	(0.03)	(7,277)	(0.21)
Non-GAAP results	**$45,194**	**$1.28**	**$80,903**	**$2.29**	**$37,042**	**$1.05**	**$50,293**	**$1.42**	**$50,901**	**$1.44**

Return on Invested Capital

TECD ROIC Formula: $\dfrac{\textit{TTM Net Operating Profit After Tax}}{\textit{Average Invested Capital – Average Cash}}$

$ in thousands	Twelve months ended			
	January 31, 2014	January 31, 2015	January 31, 2016	October 31, 2016
Non-GAAP Net Operating Profit After Tax (NOPAT):				
Non-GAAP Operating Income	$274,937	$307,985	$319,069	$ 333,593
Non-GAAP effective tax rate	31.5%	31.8%	28.5%	28.5%
Non-GAAP NOPAT (Non-GAAP operating income x (1 - non-GAAP effective tax rate))	$188,200	$210,172	$228,201	$ 238,419
Average Invested Capital:				
Short-term debt (5-qtr average)	$66,601	$40,342	$16,539	$ 86,220
Long-term debt (5-qtr average)	351,689	351,967	350,394	278,970
Non-GAAP Shareholders' Equity (5-qtr average)	1,973,198	2,103,329	1,943,683	2,048,458
Total average capital	2,391,488	2,495,638	2,310,616	2,413,648
Less: Cash (5-qtr average)	(459,011)	(573,199)	(597,715)	(666,295)
Average invested capital less average cash	$1,932,477	$1,922,439	$1,712,901	$ 1,747,353
ROIC	**10%**	**11%**	**13%**	**14%**

* *Trailing Twelve Months is abbreviated as TTM.*